[Logo]              Investing                       [Photo of Stock Certificate]
EATON VANCE         for the
================    21st
    Mutual Funds    Century





    Annual Report September 30, 1997

[Photo of Paul Revere Statue]



                                   EATON VANCE
                              INCOME FUND OF BOSTON

                      Global Management-Global Distribution


[Photo of Boston Skyline]

Eaton Vance Income Fund of Boston as of September 30, 1997

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

---------------------------


[Photo of M. Dozier Gardner]


---------------------------
M. Dozier Gardner,
President

Eaton Vance Income Fund of Boston had a total return of 17.7% for the year ended September 30, 1997.(1) That return was the result of a rise in net asset value per share from $8.12 on September 30, 1996 to $8.70 on September 30, 1997, and the reinvestment of $0.780 in dividends. By comparison, the Lehman Brothers High Yield Bond Index - a widely recognized, unmanaged index of high-yield corporate bonds - had a total return of 14.5% for the same period.(2)

Based on the Fund's most recent dividend and a net asset value per share of $8.70, the Fund had a distribution rate of 8.83% on September 30.(3) The Fund's SEC yield was 8.10% on September 30.(4)

A sound economy boosted the high-yield sector amid record issuance...

The strong performance of the high-yield bond market was aided by a vigorous economy, low inflation and relatively stable interest rates. Third quarter GDP grew at an impressive 3.5%, according to preliminary figures, while inflation remained a manageable 2.5%. The good economic news was welcomed by high-yield investors, even as issuance of high-yield bonds rose to record levels. Through September alone, $100 billion in high-yield bonds had been brought to market, eclipsing the $75 billion issued for all of 1996.

A planned management transition...

Hooker Talcott, Jr. announced his retirement, effective October 31, 1997. Under his management since 1986, Eaton Vance Income Fund of Boston has established an excellent long-term record. As a measure of that record, the Fund's risk-adjusted performance earned it a Five-Star Overall rating among taxable bond funds covered by Morningstar, Inc.(5) - a nationally recognized monitor of mutual fund performance for the period ended September 30. We thank Hooker for his superior stewardship of Income Fund of Boston and wish him well. Michael Weilheimer, with whom he has shared Fund management for the past twenty-one months, has now assumed sole management responsibility.

1998 should bring more opportunities for high-yield investors...

With high-yield bonds continuing to offer an attractive yield advantage over Treasury bonds, a moderate-growth economy is expected provide a supportive environment for the high-yield market. In the pages that follow, Hooker Talcott, Jr. and Michael Weilheimer review the past year and offer their thoughts on the year ahead.

                    Sincerely,

                /s/ M. Dozier Gardner

                    M. Dozier Gardner
                    President
                    November 9, 1997

--------------------------------------------------------------------------------

Fund Information
as of September 30, 1997


Performance(6) -
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                                17.7%
Five years                              11.8
Ten years                               11.3

SEC Average Annual Total Returns (including max. 4.75% sales charge)
--------------------------------------------------------------------------------
One year                                12.2%
Five years                              10.7
Ten years                               10.7

Ten Largest Holdings(7) By total net assets
--------------------------------------------------------------------------------
Cablevision System Corp.                 1.8%
United International Holdings, Inc.      1.7
Nextlink Communications, Inc.            1.6
Mariner Energy Corp.                     1.3
Chancellor Radio Broadcasting, Inc.      1.2
AFC Enterprises, Inc.                    1.2
Dial Call Communications, Inc.           1.2
International Home Foods, Inc.           1.2
Marcus Cable, Inc.                       1.2
Newsquest Capital Corp.                  1.1

(1) This return does not include the Fund's maximum 4.75% sales charge.(2) It is not possible to invest directly in an Index.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calcaulated daily by dividing the last distribution per share (annualized) by the net asset value.(4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.(5) Morningstar ratings reflect historical risk-adjusted performance through 9/30/97 and are subject to change. Past performance is no guarantee of future results. Funds are assigned ratings from 1 star (lowest) to 5 stars (highest). Ratings are calculated from the funds' 3-,5-, and 10-year returns (with fee adjustment) in excess of 90-day Treasury bill returns. The top 10% of the funds in a category receive 5 stars. For the 3-year period, the Fund was rated 5 stars (1309 funds); for the 5-year period, 5 stars (713 funds); and for the 10-year period, 5 stars (301 funds).(6) Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect maximum sales charge as noted.(7) Ten largest holdings account for 13.5% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Income Fund of Boston as of September 30, 1997

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

------------------------------

[Photo of Hooker Talcott, Jr.]

------------------------------
Hooker Talcott, Jr.
Portfolio Manager

------------------------------

[Photo of Michael Weilheimer]

------------------------------
Michael Weilheimer,
Portfolio Manager

An interview with Hooker Talcott, Jr., and Michael Weilheimer, co-portfolio managers.

Q:  Hooker, how would you characterize the bond market during the past year?

A: MR. TALCOTT: This has been a good year for bonds in general, as evidenced by the strength in the Treasury market. Ten-year Treasury yields declined from 6.7% a year ago to 6.1% at September 30. However, these numbers alone disguise the volatility of the market during the year. Yields soared as high as 7.0% in late March before declining to the 6.0% level in July.

Q:  Mike, how did the high-yield market fare in comparison?

A: MR. WEILHEIMER: The high-yield sector outperformed the Treasury market but featured similar volatility. Quality spreads - the yield difference between Treasuries and high-yield corporate bonds - fluctuated widely during the period. Spreads were as high as 350 basis points (3.5%) and as narrow as 270 basis points (2.7%). That is a very large fluctuation by historical standards. There were several reasons for the high-yield outperformance. First, the economy appeared to stay on track; second, corporate earnings continued to improve, giving issuers better interest coverage and improved balance sheets; and finally, the strong performance of the stock market increased the equity capitalization of these companies, thereby improving their debt-to-equity ratios.

Q:  To what do you attribute the Fund's strong performance during the past year?

A: MR. WEILHEIMER: We've continued to focus on solid, B-rated credits - companies with strong earnings growth with an emphasis on industries that have been consolidating. That has been a major driver of Fund performance. Industry consolidations have eliminated excess costs and made companies more efficient operators. That trend creates greater economies of scale while also giving companies additional pricing flexibility. That was especially true of our largest industry weightings, communications and broadcasting, which performed very well during the year.

--------------------------------------------------------------------------------

Five Largest Industry Positions(1)
--------------------------------------------------------------------------------
By total net assets

Communication Services        12.5%
Broadcast/Cable                7.4%
Foods                          5.9%
Oil/Gas                        5.0%
Manufacturing                  4.3%

Ratings Distribution(1)
--------------------------------------------------------------------------------
By total net assets

Aaa                            1.1%
Ba                             5.9%
B1                            12.7%
B2                            19.8%
B3                            41.6%
Caa                            6.9%
Non-Rated                     12.0%

(1) Because the Portfolio is actively managed, sector weightings and ratings are subject to change. Ratings are issued by Moody's Investors Service, a major independent ratings agency.

--------------------------------------------------------------------------------
    Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.
    Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Q:  Why is the communications sector so important to the high-yield market?

A: MR. TALCOTT: A major portion of the newly issued bonds have been in the media and communications areas, including cable, telecommunications, broadcasting, direct broadcast satellite, and wireless. The capital requirements of these companies are enormous, and, therefore, make them natural candidates for the high-yield market. While the growth potential of the sector is staggering, the competition is very keen. But, interestingly, it has become apparent that the media pie is expanding.

    For example, even as they face competition from direct satellite broadcasters, cable television providers have enjoyed modest subscriber growth. And competitive local telephone exchange providers (CLECs) have managed to gain market share from the Bell operating companies, which have heretofore enjoyed monopolies within their regions. Thus, many of the companies in our investment universe are poised to benefit from the changes overtaking the communications industry.

Q:  Could you give some examples of your media-related holdings?

A: MR. WEILHEIMER: Yes. Brooks Fiber Properties is one of the competitive local exchange companies that have become an important part of the telecommunications mix. The deregulation of the telecom industry has given these small operators access to territories that were once the sole province of the Baby Bells. Brooks has recently agreed to be acquired by Worldcom, Inc., an investment-grade company.

    Elsewhere, in the cable sector, Cablevision Systems is one of the largest providers in the country. The company has continued to build its subscriber base, even as competition has intensified. In addition, Cablevision has increased its product offerings by providing its customers internet access.

Q:  What are some of the other areas represented in the Portfolio?

A: MR. TALCOTT: The Portfolio is diversified across a wide array of industries and is, therefore, fairly representative of the economy. For example, in the consumer area, the Portfolio has several investments in food companies. One such holding, Keebler Corp., makes cookies and crackers and enjoys a very high brand recognition among consumers, largely due to the company's long-running "Keebler elves" commercials. Keebler has improved its balance sheet in recent years and is very likely headed for an upgrade.

    Another large holding is Allied Waste North America. The waste disposal sector has seen its share of consolidation, as the sector currently favors stronger companies that can meet tighter environmental regulations. Allied has grown its business through a series of acquisitions that has emphasized coordinating the location of landfills with hauling routes. That strategy has proven very successful.

Q: You suggested that the strong stock market has helped the high-yield market. Could you expand on that?

A: MR. WEILHEIMER: Yes. A strong stock market helps these high-yield issuers deleverage their balance sheets. As stock prices increase, some companies may issue additional stock. In other cases, some previously privately-held companies have had initial public offerings. Finally, still other companies have used stock to finance mergers and acquisitions instead of relying solely on debt. In those situations, a strong stock market has helped raise the value of equity as currency for these purchases.

Q: Hooker, you've seen the high-yield market undergo major changes in the course of your career. How has the market matured in recent years?

A: MR. TALCOTT: The most obvious change is the growth of the market to its present size of around $400 billion. That growth has been accompanied by improved market liquidity, a very favorable development, especially in the wake of the market shakeout earlier in the decade.

    Perhaps the most important trend has been a growing demand from institutional and crossover investors, including mutual funds, pension plans, endowment funds, and insurance companies. Some of these investors have historically restricted their investment focus to Treasuries and investment-grade corporate bonds. There has been a sea change in the sense that high-yield bonds are now viewed as a legitimate asset class and investment alternative for this important group of investors. Their participation represents a real vote of confidence in this market's future.

Q:  Mike, what is your outlook for the high-yield market in the coming year?

A: MR. WEILHEIMER: The outlook for the economy appears to be fairly good, and inflation remains under control. Corporate profits continue to grow as companies reap the benefits of industry consolidation. These are all positive influences on the high-yield market. It's very likely that we will continue to experience some periodic volatility from time to time, given the many influences on the financial markets. And of course, past trends don't guarantee future performance.

    As Hooker has consistently emphasized over the years, the compounding of high-yield spreads year-after-year has proven to be a sound, long-term investment strategy. While spreads have declined from their peak, they continue to offer good value to income-oriented investors. I believe that an economy characterized by modest growth and low inflation is an ideal environment for high-yield bonds, affording good opportunities for the year ahead. Income Fund of Boston will continue its efforts to share in those opportunities.

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers High Yield Bond Index*

From September 30, 1987, through September 30, 1997

            Date            Fund/NAV      Fund/Off Pr            LHYBI
         9/30/87             $10,000           $9,527          $10,000
        10/31/87              $9,484           $9,035           $9,673
        11/30/87              $9,662           $9,205           $9,952
        12/31/87              $9,755           $9,293          $10,191
         1/31/88             $10,045           $9,570          $10,532
         2/28/88             $10,324           $9,835          $10,873
         3/31/88             $10,322           $9,834          $10,760
         4/30/88             $10,399           $9,907          $10,842
         5/31/88             $10,488           $9,992          $10,858
         6/30/88             $10,686          $10,180          $11,017
         7/31/88             $10,788          $10,277          $11,089
         8/31/88             $10,799          $10,288          $11,073
         9/30/88             $10,935          $10,418          $11,212
        10/31/88             $11,075          $10,551          $11,348
        11/30/88             $11,110          $10,584          $11,415
        12/31/88             $11,238          $10,707          $11,468
         1/31/89             $11,430          $10,890          $11,670
         2/28/89             $11,466          $10,924          $11,696
         3/31/89             $11,502          $10,958          $11,605
         4/30/89             $11,600          $11,052          $11,653
         5/31/89             $11,802          $11,243          $11,879
         6/30/89             $11,885          $11,323          $12,027
         7/31/89             $11,971          $11,404          $12,011
         8/31/89             $12,031          $11,462          $12,052
         9/30/89             $12,003          $11,435          $11,850
        10/31/89             $11,802          $11,243          $11,569
        11/30/89             $11,704          $11,151          $11,546
        12/31/89             $11,714          $11,160          $11,564
         1/31/90             $11,437          $10,896          $11,315
         2/28/90             $10,939          $10,421          $11,082
         3/31/90             $10,852          $10,339          $11,373
         4/30/90             $10,905          $10,389          $11,353
         5/31/90             $11,144          $10,617          $11,572
         6/30/90             $11,386          $10,847          $11,852
         7/31/90             $11,646          $11,095          $12,171
         8/31/90             $11,120          $10,594          $11,479
         9/30/90             $10,435           $9,941          $10,641
        10/31/90             $10,112           $9,634          $10,082
        11/30/90              $9,938           $9,468          $10,397
        12/31/90              $9,899           $9,430          $10,455
         1/31/91              $9,874           $9,407          $10,742
         2/28/91             $10,508          $10,011          $11,918
         3/31/91             $11,076          $10,552          $12,620
         4/30/91             $11,944          $11,379          $13,137
         5/31/91             $12,008          $11,440          $13,161
         6/30/91             $12,355          $11,771          $13,550
         7/31/91             $12,865          $12,257          $13,984
         8/31/91             $13,070          $12,452          $14,306
         9/30/91             $13,412          $12,778          $14,504
        10/31/91             $13,887          $13,231          $14,989
        11/30/91             $14,055          $13,390          $15,067
        12/31/91             $14,139          $13,470          $15,284
         1/31/92             $14,732          $14,035          $15,822
         2/28/92             $15,081          $14,367          $16,212
         3/31/92             $15,437          $14,707          $16,414
         4/30/92             $15,641          $14,901          $16,476
         5/31/92             $15,813          $15,065          $16,708
         6/30/92             $16,060          $15,300          $16,865
         7/31/92             $16,313          $15,542          $17,120
         8/31/92             $16,530          $15,748          $17,344
         9/30/92             $16,665          $15,877          $17,521
        10/31/92             $16,486          $15,706          $17,274
        11/30/92             $16,562          $15,779          $17,492
        12/31/92             $16,723          $15,932          $17,691
         1/31/92             $17,112          $16,303          $18,206
         2/28/93             $17,468          $16,642          $18,526
         3/31/93             $17,718          $16,880          $18,765
         4/30/93             $17,880          $17,034          $18,929
         5/31/93             $18,155          $17,296          $19,154
         6/30/93             $18,530          $17,654          $19,556
         7/31/93             $18,718          $17,833          $19,746
         8/31/93             $18,776          $17,888          $19,912
         9/30/93             $18,763          $17,875          $19,963
        10/31/93             $19,179          $18,272          $20,367
        11/30/93             $19,436          $18,517          $20,464
        12/31/93             $19,729          $18,795          $20,718
         1/31/94             $20,186          $19,231          $21,168
         2/28/94             $20,340          $19,378          $21,113
         3/31/94             $19,743          $18,809          $20,315
         4/30/94             $19,512          $18,589          $20,177
         5/31/94             $19,616          $18,688          $20,187
         6/30/94             $19,707          $18,775          $20,249
         7/31/94             $19,636          $18,707          $20,421
         8/31/94             $19,564          $18,639          $20,566
         9/30/94             $19,560          $18,635          $20,567
        10/31/94             $19,586          $18,659          $20,616
        11/30/94             $19,352          $18,437          $20,356
        12/31/94             $19,475          $18,554          $20,506
         1/31/95             $19,650          $18,721          $20,784
         2/28/95             $20,118          $19,166          $21,496
         3/31/95             $20,218          $19,261          $21,728
         4/30/95             $20,783          $19,800          $22,281
         5/31/95             $21,310          $20,302          $22,905
         6/30/95             $21,332          $20,323          $23,058
         7/31/95             $21,708          $20,681          $23,342
         8/31/95             $21,628          $20,605          $23,415
         9/30/95             $21,760          $20,730          $23,703
        10/31/95             $21,871          $20,836          $23,781
        11/30/95             $22,088          $21,043          $24,059
        12/31/95             $22,453          $21,391          $24,438
         1/31/96             $22,871          $21,789          $24,868
         2/28/96             $23,251          $22,151          $24,887
         3/31/96             $23,103          $22,010          $24,870
         4/30/96             $23,265          $22,164          $24,925
         5/31/96             $23,522          $22,409          $25,075
         6/30/96             $23,539          $22,426          $25,282
         7/31/96             $23,709          $22,588          $25,400
         8/31/96             $24,090          $22,950          $25,675
         9/30/96             $24,678          $23,511          $26,293
        10/31/96             $24,761          $23,590          $26,495
        11/30/96             $25,176          $23,985          $27,018
        12/31/96             $25,538          $24,330          $27,212
         1/31/97             $25,842          $24,619          $27,477
         2/28/97             $26,316          $25,071          $27,932
         3/31/97             $25,770          $24,551          $27,516
         4/30/97             $26,067          $24,834          $27,806
         5/31/97             $26,791          $25,524          $28,401
         6/30/97             $27,352          $26,058          $28,795
         7/31/97             $28,153          $26,821          $29,585
         8/31/97             $28,334          $26,994          $29,518
         9/30/97             $29,041          $27,667          $30,103

Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (At Net Asset Value)
One year                             17.7%
Five years                           11.8
Ten years                            11.3

SEC Average Annual Total Returns (Including maximum 4.75% Sales Charge)
--------------------------------------------------------------------------------
One year                             12.2%
Five years                           10.7
Ten years                            10.7

 * Source: Towers Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of a broad-based, unmanaged securities market index of high-yield corporate bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and Lehman Brothers High Yield Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.
** This figure represents the Fund's performance including the Fund's maximum
   4.75% sales charge.
 + Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

Eaton Vance Income Fund of Boston as of September 30, 1997

-----------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-----------------------------------------------------------------------------------------------

Corporate Bonds & Notes -- 90.6%

                                                                  Principal
                                                                  Amount
Security                                                          (000 omitted)    Value
-----------------------------------------------------------------------------------------------

Advertising -- 0.7%
-----------------------------------------------------------------------------------------------
Outdoor Systems, Inc., Sr. Sub. Notes, 8.875%, 6/15/07             $ 1,400         $  1,428,000
-----------------------------------------------------------------------------------------------
                                                                                   $  1,428,000
-----------------------------------------------------------------------------------------------

Apparel -- 2.3%
-----------------------------------------------------------------------------------------------
Dan River Inc., Sr. Sub. Notes, 10.125%,
12/15/03                                                           $ 1,450         $  1,555,125
Glenoit Corp., Sr. Sub. Notes, 11.00%,
4/15/07(1)                                                           1,200            1,287,000
Polysindo International Finance, Inc., Co. Gty. Notes,
9.375%, 7/30/07                                                        300              294,750
William Carter Co., Sr. Sub. Notes, 10.375%,
12/1/06                                                              1,575            1,645,875
-----------------------------------------------------------------------------------------------
                                                                                   $  4,782,750
-----------------------------------------------------------------------------------------------

Auto and Parts -- 0.9%
-----------------------------------------------------------------------------------------------
Key Plastics Inc., Sr. Notes, 14.00%, 11/15/99                     $ 1,500         $  1,665,000
Key Plastics, Inc., Sr. Sub. Notes, 10.25%,
3/15/07                                                                200              210,000
-----------------------------------------------------------------------------------------------
                                                                                   $  1,875,000
-----------------------------------------------------------------------------------------------

Banks - Regional -- 1.2%
-----------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc., Sr. Sub. Notes, 10.625%,
10/1/03                                                            $ 1,800         $  1,980,000
First Nationwide, Inc. Sr. Notes, 12.50%,
4/15/03                                                                400              450,000
-----------------------------------------------------------------------------------------------
                                                                                   $  2,430,000
-----------------------------------------------------------------------------------------------

Banks and Money Services -- 0.7%
-----------------------------------------------------------------------------------------------
Intertek Finance PLC, Sr. Sub. Notes, 10.25%,
11/1/06                                                            $ 1,400         $  1,470,000
-----------------------------------------------------------------------------------------------
                                                                                   $  1,470,000
-----------------------------------------------------------------------------------------------

Broadcasting and Cable -- 7.4%
-----------------------------------------------------------------------------------------------
Adelphia Communications Corp., Sr. Notes, 10.50%, 7/15/04(1)       $   660         $    699,600
Adelphia Communications Corp., Sr. Disc. Notes, 9.875%, 3/1/07       1,120            1,156,400
Austrailis Holdings, Sr. Sec. Disc. Notes,
15%, (0% until 2000), 11/1/02                                          459              367,200
Cablevision Systems Corp., Sr. Sub. Notes, 9.25%, 11/1/05              850              888,250
Diamond Cable Communications Co., Sr. Disc. Notes, 13.25%,
(0% until 1999), 9/30/04                                           $   400         $    350,000
Diamond Cable Communications Co., Sr. Disc. Notes, 11.75%,
(0% until 2000), 12/15/05                                              100               74,875
Digital Television Services, Inc., Sr. Sub. Notes, 12.50%,
8/1/07(1)                                                            1,440            1,508,400
International Cabletel, Inc., Sr. Disc. Notes, 11.5%, (0%
until 2001), 2/1/06                                                    850              635,375
Marcus Cable Co., Sr. Debs., 11.875%, 10/1/05                          200              218,750
Marcus Cable Co., Sr. Disc. Notes, 14.25%,
(0% until 2000), 12/15/05                                            2,500            2,075,000
Marcus Cable Operating Co., Sr. Disc. Notes, 13.5%, (0%
until 1999), 8/1/04                                                    200              180,250
NTL, Inc., Sr. Notes, 10.00%, 2/15/07                                1,100            1,149,500
Sullivan Broadcasting Co., Inc., Sr. Sub. Notes, 10.25%, 12/
15/05                                                                1,350            1,415,813
UIH Australia/Pacific, Inc., Sr. Disc. Notes, 14%, (0% until
2001), 5/15/06(1)                                                      400              287,000
UIH Australia/Pacific, Inc., Sr. Disc. Notes, 14%, (0% until
2001), 5/15/06                                                         500              358,750
United International Holdings, Inc. -Series B, Sr. Sec
Disc. Notes, 0.00%, 11/15/99                                           700              572,250
United International Holdings Inc., Sr. Sec. Disc. Notes,
0.00%, 11/15/99                                                      2,910            2,378,925
Videotron Holdings PLC, Inc., Sr. Disc. Notes, 11%, (0%
until 1999), 8/15/05                                                 1,300            1,121,250
-----------------------------------------------------------------------------------------------
                                                                                   $ 15,437,588
-------------------------------------------------------------------------------------------------

Building Materials -- 2.0%
-------------------------------------------------------------------------------------------------
Commemorative Brands, Inc., Sr. Sub. Notes, 11.00%, 1/15/07        $   500         $    519,375
Kaiser Aluminum and Chemical, Sr. Notes, 10.875%, 10/15/06             500              541,250
Nortek, Inc., Sr. Notes, 9.125%, 9/1/07(1)                           1,200            1,212,000
Overhead Door Corp., Sr. Notes, 12.25%, 2/1/00                         900              934,875
Tarkett International, AG., Sr. Sub. Notes, 9.00%, 3/1/02              900              911,250
-----------------------------------------------------------------------------------------------
                                                                                   $  4,118,750
-----------------------------------------------------------------------------------------------

Business Services -- 0.7%
-----------------------------------------------------------------------------------------------
Kindercare Learning Ctrs., Inc., Sr. Sub. Notes, 9.50%, 2/15/09    $ 1,500         $  1,466,250
-----------------------------------------------------------------------------------------------
                                                                                   $  1,466,250
-----------------------------------------------------------------------------------------------

Business Services - Miscellaneous -- 1.7%
-----------------------------------------------------------------------------------------------
Allied Waste Industries, Inc., Sr. Disc. Notes, 11.3%, (0%
until 2002), 6/1/07(1)                                             $ 1,950         $  1,321,125
Allied Waste North America, Inc., Sr. Sub Notes, LOC,
10.25%, 12/1/06                                                      2,050            2,244,750
-----------------------------------------------------------------------------------------------
                                                                                   $  3,565,875
-----------------------------------------------------------------------------------------------

Chemicals -- 3.3%
-----------------------------------------------------------------------------------------------
Huntsman Corp., Sr. Sub. Notes, 9.50%, 7/1/07(1)                   $ 1,050         $  1,102,500
NL Industries, Inc., Sr. Notes, 11.75%, 10/15/03                     1,260            1,382,850
Plastic Containers, Inc., Sr. Notes, 10.00%, 12/15/06                  600              639,000
Plastic Specialties and Tech., Inc., Sr. Sec. Notes, 11.25%,
12/1/03                                                              1,550            1,681,750
Sovereign Specialties, Sr. Sub. Notes, 9.50%, 8/1/07(1)                780              795,600
Sterling Chemical Holdings, Inc., Sr. Disc. Notes, 13.50%
(0% until 2001), 8/15/08                                               600              423,000
UCC Investors, Inc., Sr. Sub. Notes, 11.00%, 5/1/03                    800              860,000
-----------------------------------------------------------------------------------------------
                                                                                   $  6,884,700
-----------------------------------------------------------------------------------------------

Coal -- 0.2%
-----------------------------------------------------------------------------------------------
Anker Coal Group, Inc., Sr. Sub. Notes, 9.75%, 10/1/07             $   360         $    365,400
-----------------------------------------------------------------------------------------------

                                                                                   $    365,400
-----------------------------------------------------------------------------------------------

Communications Equipment -- 3.8%
-----------------------------------------------------------------------------------------------
Echostar Communications, Sr. Sub. Notes, 12.875%, (0% until
1999), 6/1/04                                                      $   800         $    724,000
Hyperion Telecommunications, Inc., Sr. Disc. Notes, 13%, (0%
until 2001), 4/15/03                                                 1,250              876,563
Hyperion Telecommunications, Inc., Sr. Sec. Notes, 12.25%,
9/1/04(1)                                                            1,950            2,135,250
MGC Communications, Inc., Sr. Sec. Notes and Warrants,
13.00%, 10/1/04                                                      1,300            1,352,000
Omnipoint Corp., Sr. Notes, 11.625%, 8/15/06                           610              628,300
Pricellular Wireless Communications Corp., Sr. Notes,
10.75%, 11/1/04                                                        600              648,000
Pricellular Wireless Communications Corp., Sr. Sub. Disc
Nts., 12.25%, (0% until 1998), 10/1/03                               1,620            1,603,800
-----------------------------------------------------------------------------------------------
                                                                                   $  7,967,913
-----------------------------------------------------------------------------------------------

Communications Services -- 12.5%
-----------------------------------------------------------------------------------------------
Australis Media Ltd., Sub. Disc. Notes, 14%, (0% until 2000),
 5/15/03                                                           $ 1,113         $    924,036
Brooks Fiber Properties, Inc., Sr. Disc. Notes, 11.875%, (0%
until 2001), 11/1/06                                                   600              462,000
Brooks Fiber Properties, Inc., Sr. Sub. Notes, 10.00%, 6/1/07          200              226,500
Brooks Fiber Properties. Inc., Sr. Disc. Notes, 10.875%, (0%
until 2001), 3/1/06                                                  1,500            1,200,000
Cell-net Enterprises, Inc., Sr. Disc. Notes, 9.27%, (0%
until 2002), 8/15/07                                                   700              465,500
Cellnet Data Systems, Inc., Sr. Disc. Notes and Warrants
14%, (0% until 2003), 10/1/07                                        2,000            1,020,000
Dial Call Communications Inc., Sr. Red. Notes, 12.25%, (0%
until 1999), 4/15/04                                                 2,680            2,505,799
Diamond Cable Communications, PLC, Sr. Disc. Notes, 10.75%,
(0% until 2002), 2/15/07                                             1,500              976,875
Dobson Communications Corp., Sr. Notes, 11.75%, 4/15/07                500              496,875
Echostar DBS Corp., Sr. Sec. Notes, 12.50%,
7/1/02(1)                                                              950            1,046,188
Echostar Satellite Broadcasting Corp., Sr. Disc. Notes,
13.125%, (0% until 2000), 3/15/04                                    2,075            1,735,219
Esat Holdings, Ltd., Sr. Deferred Notes, 12.50% (0% until
2002), 2/1/07(1)                                                       900              585,000
Esat Telecom Group PLC, Sr. Deferred Coupon Notes, 12.50%
(0% until 2002), 2/1/07                                              2,500            1,625,000
Intermedia Communications, Inc., Sr. Disc. Notes, 11.25% (0%
until 2002), 7/15/07(1)                                              1,960            1,357,300
Metronet Commerce, Sr. Notes, 12.00%,
8/15/07(1)                                                             450              499,500
Microcell Telecommunication, Sr. Disc. Notes, 14%, (0% until
2001), 6/1/06                                                        2,450            1,678,250
Millicom International Cellular, Inc., Sr. Disc. Notes,
13.5%, (0% until 2001), 6/1/06                                       1,800            1,395,000
Nextel Communications, Inc., Sr. Disc. Notes, 10.65%, 9/15/07(1)       360              221,850
Nextlink Communications, Inc., Sr. Notes, 9.625%, 10/1/07            1,330            1,379,875
Nextlink Communications, Inc., Sr. Notes, 12.50%, 4/15/06            1,680            1,932,000
Primus Telecom Group, Sr. Notes, 11.75%, 8/1/04                      1,800            1,926,000
Telesystem International Wireless, Inc., Sr. Disc. Notes,
13.25%, (0% until 2002), 6/30/07(1)                                    950              596,125
Telewest PLC, Debs., 11%, (0% until 2002), 10/1/07                   2,250            1,687,500
-----------------------------------------------------------------------------------------------
                                                                                   $ 25,942,392
-----------------------------------------------------------------------------------------------

Computer Software -- 1.0%
-----------------------------------------------------------------------------------------------
Unisys Corp., Sr. Notes, 11.75%, 10/15/04                           $  400         $    452,000
Unisys Corp., Sr. Notes, 12.00%, 4/15/03                             1,400            1,571,500
-----------------------------------------------------------------------------------------------
                                                                                   $  2,023,500
-----------------------------------------------------------------------------------------------

Containers and Packaging -- 3.4%
-----------------------------------------------------------------------------------------------
American Pad and Paper Co., Sr. Sub. Notes, 13.00%, 11/15/05       $   650         $    767,000
Asia Pulp and Paper, Cum. Gty. Notes, 12.00%, 12/29/49               1,500            1,531,875
Container Corp., Sr. Notes, 10.75%, 5/1/02                           1,000            1,105,000
Gaylord Container Corp., Sr. Sub. Disc. Debs., 12.75%, 5/15/05       1,700            1,859,375
S.D. Warren Co., Sr. Sub. Notes, 12.00%, 12/15/04                    1,200            1,356,000
US Can Corp., Sr. Sub. Notes, 10.125%, 10/15/06                        400              424,500
-----------------------------------------------------------------------------------------------
                                                                                   $  7,043,750
-----------------------------------------------------------------------------------------------

Electric Utilities -- 0.1%
-----------------------------------------------------------------------------------------------
AES Corp., Sr. Sub. Notes, 8.375%, 8/15/07                         $   300         $    301,500
-----------------------------------------------------------------------------------------------
                                                                                   $    301,500
-----------------------------------------------------------------------------------------------

Electrical Equipment -- 0.4%
-----------------------------------------------------------------------------------------------
Wavetek Corp., Sr. Sub. Notes, 10.125%, 6/15/07(1)                 $   840         $    869,400
-----------------------------------------------------------------------------------------------
                                                                                   $    869,400
-----------------------------------------------------------------------------------------------

Electronics - Instruments -- 2.2%
-----------------------------------------------------------------------------------------------
Blue Bell Funding Inc., Sec. Ext. Notes, 11.85%, 5/1/99            $ 1,138         $  1,177,830
GS Technologies Corp., Sr. Notes, 12.25%, 10/1/05                    1,900            2,118,500
HCC Industries, Inc., Sr. Sub. Notes, 10.75%, 5/15/07(1)             1,275            1,351,500
-----------------------------------------------------------------------------------------------
                                                                                   $  4,647,830
-----------------------------------------------------------------------------------------------

Entertainment -- 1.1%
-----------------------------------------------------------------------------------------------
All American Communications, Inc., Sr. Sub. Notes, 10.875%,
10/15/01                                                           $ 1,100         $  1,190,750
Cinemark USA, Sr. Sub. Notes, 9.625%, 8/1/08                         1,000            1,028,750
-----------------------------------------------------------------------------------------------
                                                                                   $  2,219,500
-----------------------------------------------------------------------------------------------

Foods -- 5.9%
-----------------------------------------------------------------------------------------------
Aurora Foods, Inc., Sr. Sub Notes, 9.875%, 2/15/07(1)              $ 1,400         $  1,456,000
B and G Foods, Inc., Sr. Sub. Notes, 9.625%, 8/1/07(1)                 980              983,675
Del Monte Corp., Sr. Sub. Notes, 12.25%, 4/15/07                     1,600            1,748,000
Inflo Holdings Corp., Promissory Notes, 10%,
(0% until 1999), 1/27/07+                                            1,100              990,000
International Home Foods, Inc., Sr. Sub. Notes,
10.375%, 11/1/06                                                     2,250            2,480,625
Keebler Corp., Sr. Sub. Notes, 10.75%, 7/1/06                        1,430            1,608,750
PM Holdings Corp., Sr. Sub. Notes, 11.5%,
(0% until 2000), 9/1/05                                                600              472,500
Van De Kamps, Inc., Sr. Sub. Notes, 12.00%, 9/15/05                  1,575            1,736,438
Windy Hill Pet Food Products, Inc., Sr. Sub Notes,
9.75%, 5/15/07(1)                                                      750              780,000
-----------------------------------------------------------------------------------------------
                                                                                   $ 12,255,988
-----------------------------------------------------------------------------------------------

Health Services -- 1.7%
-----------------------------------------------------------------------------------------------
Dade International, Inc., Sr. Sub. Notes, 11.125%, 5/1/06          $ 1,200         $  1,351,500
Genesis Eldercare Acquisition Corp., Sr. Sub. Notes, 9.00%,
8/1/07(1)                                                            1,530            1,522,350
Vencor, Inc., Sr. Sub. Notes, 8.625%, 7/15/07                          700              710,500
-----------------------------------------------------------------------------------------------
                                                                                   $  3,584,350
-----------------------------------------------------------------------------------------------

Household Products -- 1.7%
-----------------------------------------------------------------------------------------------
Communications Instruments, Inc., Sr. Sub Notes, 10.00%,
 9/15/04(1)                                                        $   440         $    450,450
Hedstrom Holdings, Inc., Sr. Disc. Notes, 12%, (0% until
2002), 6/1/09(1)                                                       350              224,000
Icon Fitness Corp., Sr. Disc. Notes, 14%,(0% until 2001),
11/15/06                                                               400              236,000
Icon Health and Fitness, Inc., Sr. Sub. Notes, 13.00%,
7/15/02                                                              1,000            1,135,000
Pillowtex Corp., Sr. Sub Notes, 10.00%, 11/15/06                       600              633,000
Ridell Sports, Inc., Sr. Notes, 10.50%, 7/15/07                        790              828,513
-----------------------------------------------------------------------------------------------
                                                                                   $  3,506,963
-----------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 0.5%
-------------------------------------------------------------------------------------------------
Federal Data Corp., Sr. Sub. Notes, 10.125%,
8/1/05(1)                                                          $ 1,080         $  1,107,000
-----------------------------------------------------------------------------------------------
                                                                                   $  1,107,000
-----------------------------------------------------------------------------------------------

Information Services -- 3.0%
-----------------------------------------------------------------------------------------------
Icg Holdings, Inc., Sr. Disc. Notes, 12.5%,
(0% until 2001), 5/1/06                                            $   310         $    232,500
Icg Holdings, Inc., Sr. Disc. Notes, 11.625%,
(0% until 2002), 3/15/07                                             1,775            1,207,000
Intermedia Capital Partners, Sr. Sub. Notes, 11.25%, 8/1/06            500              548,750
ITC Deltacom, Inc., Sr. Notes, 11.00%, 6/1/07(1)                     1,000            1,097,500
ITT Publimedia, Sr. Notes, 9.375%, 9/15/07(1)                          360              377,100
Mcleod Usa, Inc., Sr. Notes, 9.25%, 7/15/07(1)                         920              977,500
Orion Network Systems, Inc., Sr. Disc. Notes, 12.50%, (0%
until 2002), 1/15/07                                                   400              268,000
Orion Network Systems, Inc., Sr. Notes, 11.25%, 1/15/07              1,400            1,533,000
-----------------------------------------------------------------------------------------------
                                                                                   $  6,241,350
-----------------------------------------------------------------------------------------------

Investment Services -- 1.5%
-----------------------------------------------------------------------------------------------
DVI, Inc., Sr. Notes, 9.875%, 2/1/04                               $ 1,100         $  1,138,500
IHF Holdings, Inc., Sr. Disc. Notes, 15%, (0% until 1999),
11/15/04                                                               740              643,800
ISP Holdings, Inc., Sr. Notes, 9.75%, 2/15/02                        1,215            1,312,200
-----------------------------------------------------------------------------------------------
                                                                                   $  3,094,500
-----------------------------------------------------------------------------------------------

Lodging and Gaming -- 4.1%
-----------------------------------------------------------------------------------------------
Aztar Corp., Sr. Sub. Notes, 13.75%, 10/1/04                       $ 1,000         $  1,146,250
Capstar Hotel, Co., Sr. Sub. Notes, 8.75%, 8/15/07(1)                  750              758,438
Harvey Casinos Resorts, Sr. Sub. Notes, 10.625%, 6/1/06              1,500            1,642,500
Horseshoe Gaming LLC., Sr. Sub. Notes, 9.375%, 6/15/07(1)              800              826,000
Showboat Marina Casino, 1st Mtg. Notes, 13.50%, 3/15/03              1,500            1,725,000
Trump Atlantic City Associates, Co., 1st Mtg. Notes, 11.25%,
5/1/06                                                               1,300            1,261,000
Trump Holdings & Funding Inc., Sr. Notes, 15.50%, 6/15/05            1,000            1,167,500
-----------------------------------------------------------------------------------------------
                                                                                   $  8,526,688
-----------------------------------------------------------------------------------------------

Machinery -- 2.1%
-----------------------------------------------------------------------------------------------
Alvey Systems, Inc., Sr. Sub. Notes, 11.375%, 1/31/03              $   600         $    630,000
Amtrol Acquisition, Inc., Sr. Sub.  Notes, 10.625%,
12/31/06                                                               900              931,500
Cambridge Industries, Inc., Sr. Sub. Notes, 10.25%, 7/15/07(1)     $   630         $    658,350
IMO Industries, Sr. Sub. Notes, 11.75%, 5/1/06                       2,070            2,209,725
-----------------------------------------------------------------------------------------------
                                                                                   $  4,429,575
-----------------------------------------------------------------------------------------------

Manufacturing -- 4.3%
-----------------------------------------------------------------------------------------------
Consumers International, Inc., Sr. Sub. Notes, 10.25%,4/1/05(1)    $   985         $  1,073,650
Energy Corp., Sr. Sub. Notes, 9.50%, 5/15/07                         1,350            1,356,750
Motors and Gears, Inc., Sr. Notes, 10.75%, 11/15/06                  1,000            1,070,000
Roller Bearing Co. America, Inc., Sr. Sub. Notes, 9.625%,
6/15/07(1)                                                             400              410,000
Roller Bearing Holdings Co., Sr. Disc. Debts, 13%, (0% until
2002), 6/15/09(1)                                                    1,000              595,000
Telex Communication Group, Inc., Sr. Sub Notes, 10.50%, 5/1/07(1)    1,275            1,308,469
Tjiwi Kimia Finance Mauritius, Ltd., Guaranteed Sr. Sub
Notes, 10.00%, 8/1/04(1)                                               950              932,188
United Refining Co. Gty. Notes, 10.75%, 6/15/07(1)                     800              800,000
Viasystems, Inc., Sr. Sub. Notes, 9.75%, 6/1/07(1)                   1,250            1,300,000
-----------------------------------------------------------------------------------------------
                                                                                   $  8,846,057
-----------------------------------------------------------------------------------------------

Medical Products -- 0.7%
-----------------------------------------------------------------------------------------------
Maxxim Medical, Inc., Sr. Sub. Notes, 10.50%, 8/1/06               $ 1,300         $  1,417,000
-----------------------------------------------------------------------------------------------
                                                                                   $  1,417,000
-----------------------------------------------------------------------------------------------

Metals - Industrial -- 2.8%
-----------------------------------------------------------------------------------------------
Applied Extrusion Inc., Sr. Notes, 11.50%, 4/1/02                  $ 1,500         $  1,590,000
Howmet Corp., Sr. Sub. Notes, 10.00%, 12/1/03                          650              708,500
Kaiser Aluminum Corp., Sr. Sub. Notes, 12.75%, 2/1/03                1,900            2,052,000
Newflo Corp., Sub. Notes, 13.25%, 11/15/02                           1,400            1,484,280
-----------------------------------------------------------------------------------------------
                                                                                   $  5,834,780
-----------------------------------------------------------------------------------------------

Miscellaneous -- 1.6%
-----------------------------------------------------------------------------------------------
Alliant Tech Systems Inc., Sr. Sub. Notes, 11.75%, 3/1/03          $ 1,000         $  1,107,500
Day International Group, Inc., Sr. Sub. Notes, 11.125%,
6/1/05                                                               1,000            1,080,000
Selmer Co., Inc., Sr. Sub. Notes, 11.00%,
5/15/05                                                            $ 1,000         $  1,090,000
-----------------------------------------------------------------------------------------------
                                                                                   $  3,277,500
-----------------------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 5.0%
-----------------------------------------------------------------------------------------------
AES Corp., Sr. Sub. Notes, 10.25%, 7/15/06                         $   400         $    437,000
Belden and Blake Corp., Sr. Sub. Notes, 9.875%, 6/15/07(1)           1,300            1,306,500
Cal Energy Company, Inc., Sr. Notes, 9.50%, 9/15/06                  1,500            1,618,680
Dawson Product Services, Inc., Sr. Notes, 9.375%, 2/1/07               700              729,750
DI Industries, Inc., Sr. Sub. Notes, 8.875%, 7/1/07                  1,200            1,236,000
Mariner Energy Corp., Sr. Sub. Notes, 10.50%, 8/1/06                 2,700            2,753,999
Midland Funding II, Sec. Lease Oblig., 11.75%, 7/23/05                 200              237,380
Rutherford-Moran Oil Corp., Sr. Sub. Notes, 10.75%, 10/1/04          1,170            1,213,875
Veritas DGC, Inc., Sr. Notes, 9.75%, 10/15/03                          800              850,000
-----------------------------------------------------------------------------------------------
                                                                                   $ 10,383,184
-----------------------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 0.6%
-----------------------------------------------------------------------------------------------
Dailey Petroleum Service Corp., Sr. Disc. Notes, 9.75%,
8/15/07(1)                                                         $ 1,125         $  1,170,000
-----------------------------------------------------------------------------------------------
                                                                                   $  1,170,000
-----------------------------------------------------------------------------------------------

Paper and Forest Products -- 0.7%
-----------------------------------------------------------------------------------------------
Pindo Deli Finance Mauritius, Ltd., Guaranteed Sr. Notes,
10.75%, 10/1/07(1)                                                 $ 1,000         $  1,021,250
Stone Container Corp., Sr. Sub. Notes, 12.25%, 4/1/02                  350              363,125
-----------------------------------------------------------------------------------------------
                                                                                   $  1,384,375
-----------------------------------------------------------------------------------------------

Printing and Business Products -- 0.4%
-----------------------------------------------------------------------------------------------
MDC Communications Corp., Sr. Sub. Notes, 10.50%, 12/1/06          $   800         $    859,000
-----------------------------------------------------------------------------------------------
                                                                                   $    859,000
-----------------------------------------------------------------------------------------------

Publishing -- 1.7%
-----------------------------------------------------------------------------------------------
Newsquest Capital Corp., Sr. Sub. Notes, 11.00%, 5/1/06            $ 2,095         $  2,335,925
Von Hoffman Press, Inc., Sr. Sub. Notes, 10.375%, 5/15/07(1)       $ 1,200         $  1,272,000
-----------------------------------------------------------------------------------------------
                                                                                   $  3,607,925
-----------------------------------------------------------------------------------------------

Retail - Food and Drug -- 3.3%
-----------------------------------------------------------------------------------------------
AFC Enterprises, Inc. Sr Notes, 10.25%, 5/15/07                    $ 2,400         $  2,519,999
Duane Reade, G.P., Sr. Notes, 12.00%, 9/15/02                        1,200            1,260,000
Jitney-Jungle Stores America, Inc., Sr. Sub. Notes, 10.375%,
9/15/07(1)                                                             760              782,800
Randalls Food Products Markets, Inc., Sr. Sub. Notes,
9.375%, 7/1/07(1)                                                      530              535,300
Star Markets Co., Sr. Sub. Notes, 13.00%, 11/1/04                    1,550            1,767,000
-----------------------------------------------------------------------------------------------
                                                                                   $  6,865,099
-----------------------------------------------------------------------------------------------

Retail - General -- 0.3%
-----------------------------------------------------------------------------------------------
Knoll, Inc., Sr. Sub. Notes, 10.875%, 3/15/06                      $   525         $    582,750
-----------------------------------------------------------------------------------------------
                                                                                   $    582,750
-----------------------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 0.6%
-----------------------------------------------------------------------------------------------
Specialty Retailers, Inc., Sr. Sub. Notes, 9.00%, 7/15/07          $   200         $    203,250
Stage Stores, Inc., Notes, 8.50%, 7/15/05                            1,000            1,023,750
-----------------------------------------------------------------------------------------------
                                                                                   $  1,227,000
-----------------------------------------------------------------------------------------------

Telephone Utilities -- 0.8%
-----------------------------------------------------------------------------------------------
Jordan Telecom Products, Inc., Sr. Disc. Notes, 11.75% (0%
until 2000), 8/1/07(1)                                             $ 2,000         $  1,560,000
-----------------------------------------------------------------------------------------------
                                                                                   $  1,560,000
-----------------------------------------------------------------------------------------------

Textiles -- 1.0%
-----------------------------------------------------------------------------------------------
Clark-Schwebel Holdings, Inc., Sr. Sub. Notes, 12.50%,
7/15/07(1)                                                         $   598         $    645,756
Clark-Schwebel Holdings, Inc., Sr. Notes, 10.50%, 4/15/06            1,300            1,423,500
-----------------------------------------------------------------------------------------------
                                                                                   $  2,069,256
-----------------------------------------------------------------------------------------------

Transportation -- 0.7%
-----------------------------------------------------------------------------------------------
Hermes Europe Railtel, Sr. Sub. Notes, 11.50%, 8/15/07(1)          $ 1,315         $  1,433,350
-----------------------------------------------------------------------------------------------
                                                                                   $  1,433,350
-----------------------------------------------------------------------------------------------

Total Corporate Bonds & Notes
  (identified cost $177,190,037)                                                   $188,103,788
-----------------------------------------------------------------------------------------------

Preferred Stocks -- 5.4%

Security                                                           Shares          Value
-----------------------------------------------------------------------------------------------

Broadcasting and Cable -- 3.6%
-----------------------------------------------------------------------------------------------
Adelphia Communications, Corp. 13% (1)                              10,000         $  1,110,000
Cablevision Systems Corp. 11.125%, (PIK)(1)                         25,696            2,890,775
Chancellor Radio Broadcasting, Inc. 12% (1)                         22,299            2,567,171
Echostar Communications 12.125%, (PIK)(1)                              800              839,000
-----------------------------------------------------------------------------------------------
                                                                                   $  7,406,946
-----------------------------------------------------------------------------------------------

Communications Services -- 1.2%
-----------------------------------------------------------------------------------------------
IXC Communications, Inc. 12.5%(1)                                    2,100         $  2,436,000
Nextlink Communications, 14%, (PIK)(1)                                 201               13,166
-----------------------------------------------------------------------------------------------
                                                                                   $  2,449,166
-----------------------------------------------------------------------------------------------

Containers and Packaging -- 0.2%
-----------------------------------------------------------------------------------------------
S.D. Warren Co. w / Warrants, 14%, 12/15/06                         12,000         $    540,000
-----------------------------------------------------------------------------------------------
                                                                                   $    540,000
-----------------------------------------------------------------------------------------------

Telephone Utilities -- 0.4%
-----------------------------------------------------------------------------------------------
Jordan Telecom Products, Inc. 13.25%, (PIK)(1)                         700         $    752,500
-----------------------------------------------------------------------------------------------
                                                                                   $    752,500
-----------------------------------------------------------------------------------------------

Total Preferred Stocks
  (identified cost $9,747,898)                                                     $ 11,148,612
-----------------------------------------------------------------------------------------------

Common Stocks and Warrants -- 0.6%

Broadcasting and Cable -- 0.0%
-----------------------------------------------------------------------------------------------
American Telecasting, Inc. Warrants+*                                1,400         $         14
Australis Holdings, Ltd., Warrants+*                                   459                 --
Australis Media Ltd., Warrants+*                                       900                 --
United International Holdings, Inc., Warrants Exp. 11/15/99+*        1,960               14,210
-----------------------------------------------------------------------------------------------
                                                                                   $     14,224
-----------------------------------------------------------------------------------------------

Chemicals -- 0.1%
-----------------------------------------------------------------------------------------------
Crompton & Knowles Corp., Common                                     7,116         $    189,015
Sterling Chemicals Holdings, Warrants+*                                800               28,000
-----------------------------------------------------------------------------------------------
                                                                                   $    217,015
-----------------------------------------------------------------------------------------------

Communications Equipment -- 0.0%
-----------------------------------------------------------------------------------------------
In Flight Phone Corp., Warrants Exp. 8/31/02+*                         400         $       --
-----------------------------------------------------------------------------------------------
                                                                                   $       --
-----------------------------------------------------------------------------------------------
Communications Services -- 0.3%
-----------------------------------------------------------------------------------------------
CS Wireless Systems, Inc., Common+*                                    198         $       --
Esat Holdings, Ltd., Warrants+                                         900               22,500
Hyperion Communications, Inc., Warrants Exp. 4/15/01+*               1,000               22,500
Microcell Telecommunication, Warrants+*                             14,600              346,750
Microcell Telecommunication, Contingent Warrants+*                  14,600                  146
Nextel Communications Warrants Exp. 04/25/99+*                       1,800               20,700
Nextel Communications, Inc., Common+                                 2,788               80,504
-----------------------------------------------------------------------------------------------
                                                                                   $    493,100
-----------------------------------------------------------------------------------------------

Containers and Packaging -- 0.0%
-----------------------------------------------------------------------------------------------
SD Warren Company, Warrants Exp. 12/15/06+*                         12,000         $     63,000
-----------------------------------------------------------------------------------------------
                                                                                   $     63,000
-----------------------------------------------------------------------------------------------

Foods -- 0.0%
-----------------------------------------------------------------------------------------------
Servam Corp., $2.00 Warrants Exp. 4/1/01+*                           7,864         $       --
Servam Corp., $4.50 Warrants Exp. 4/1/01+*                           1,768                 --
Servam Corp., Common+*                                                 884                 --
Specialty Foods Acquisition Corp., Common+*                         12,000                3,000
-----------------------------------------------------------------------------------------------
                                                                                   $      3,000
-----------------------------------------------------------------------------------------------

Information Services -- 0.0%
-----------------------------------------------------------------------------------------------
Orion Network Warrants Expire 01/15/07*                              1,800         $       --
-----------------------------------------------------------------------------------------------
                                                                                   $       --
-----------------------------------------------------------------------------------------------

Machinery -- 0.2%
-----------------------------------------------------------------------------------------------
Terex Corp., Common*                                                19,280         $    400,060
Thermadyne Holdings Corp., Common+*                                    777               23,310
-----------------------------------------------------------------------------------------------
                                                                                   $    423,370
-----------------------------------------------------------------------------------------------

Metals - Industrial -- 0.0%
-----------------------------------------------------------------------------------------------
Gulf States Steel, Warrants+*                                          600         $         30
-----------------------------------------------------------------------------------------------
                                                                                   $         30
-----------------------------------------------------------------------------------------------

Total Common Stocks and Warrants
  (identified cost $366,142)                                                       $  1,213,739
-----------------------------------------------------------------------------------------------

Commercial Paper -- 1.0%

                                                                   Principal
                                                                   Amount
Security                                                           (000 omitted)   Value
-----------------------------------------------------------------------------------------------
Associates Corporation of America, 6.36%, 10/1/97                  $ 2,033         $  2,033,000
-----------------------------------------------------------------------------------------------

Total Commercial Paper
  (identified cost $2,033,000)                                                     $  2,033,000
-----------------------------------------------------------------------------------------------

Total Investments -- 97.6%
  (identified cost $189,337,077)                                                   $202,499,139
-----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 2.4%                                             $  5,022,865
-----------------------------------------------------------------------------------------------

Net Assets -- 100%                                                                 $207,522,004
-----------------------------------------------------------------------------------------------

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+   Restricted Security (Note 8).

*   Non-income producing security. (PIK) Payment in kind.

                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1997

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

As of September 30, 1997

Assets
-------------------------------------------------------------------------------
Investments, at value (Note 1A)
  (identified cost, $189,337,077)                                  $202,499,139
Cash                                                                      1,040
Receivable for investments sold                                       3,214,566
Receivable for Trust shares sold                                      3,346,327

Interest receivable                                                   4,218,170
-------------------------------------------------------------------------------
Total assets                                                       $213,279,242
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------
Payable for investments purchased                                  $  4,536,486
Payable for Trust shares redeemed                                       283,148
Dividends payable                                                       821,736
Payable to affiliate for Trustee fees (Note 4)                            1,353
Accrued expenses                                                        114,515
-------------------------------------------------------------------------------
Total liabilities                                                  $  5,757,238
-------------------------------------------------------------------------------
Net Assets for 23,847,792 shares of beneficial
  interest outstanding                                             $207,522,004
-------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------
Paid-in capital                                                    $209,919,144
Accumulated net realized loss on investments
  (computed on the basis of identified cost)                        (14,548,095)
Accumulated distributions in excess of net investment income         (1,011,107)
Net unrealized appreciation of investments
  (computed on the basis of identified cost)                         13,162,062
-------------------------------------------------------------------------------
Total                                                              $207,522,004
-------------------------------------------------------------------------------

Net Asset Value and Redemption
Price Per Share
-------------------------------------------------------------------------------
($207,522,004 / 23,847,792 shares of
  beneficial interest outstanding)                                 $       8.70
-------------------------------------------------------------------------------

Computation of Offering Price
-------------------------------------------------------------------------------
Offering price per share (100 / 95.25 of $8.70)                    $       9.13
-------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1997

-------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
-------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
September 30, 1997

Investment Income (Note 1B)
-------------------------------------------------------------------------------
Dividends                                                          $     55,930
Interest                                                             17,476,572
Miscellaneous                                                           342,456
-------------------------------------------------------------------------------
Total investment income                                            $ 17,874,958
-------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------

Investment adviser fee (Note 4)                                    $  1,076,121
Compensation of Trustees not members of the Investment Adviser's
  organization (Note 4)                                                  20,055
Service fees (Note 5)                                                   211,643
Custodian fee                                                           120,857
Transfer and dividend disbursing agent fees                             162,221
Registration fees                                                        70,710
Printing and postage                                                     67,056
Legal and accounting services                                            40,642
Miscellaneous                                                            35,263
-------------------------------------------------------------------------------
Total expenses                                                     $  1,804,568
-------------------------------------------------------------------------------

Net investment income                                              $ 16,070,390
-------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
-------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                  $  1,829,861
-------------------------------------------------------------------------------
Net realized gain on investment transactions                       $  1,829,861
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                              $ 10,934,314
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
  of investments                                                   $ 10,934,314
-------------------------------------------------------------------------------
Net realized and unrealized gain on investments                    $ 12,764,175
-------------------------------------------------------------------------------
Net increase in net assets from operations                         $ 28,834,565
-------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1997

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                            Year Ended
Increase (Decrease)                         September 30,     Year Ended
in Net Assets                               1997              September 30, 1996
--------------------------------------------------------------------------------
From operations --
  Net investment income                      $ 16,070,390        $ 12,162,914
  Net realized gain (loss) on investments       1,829,861          (1,311,602)
  Net change in unrealized appreciation
    (depreciation) of investments              10,934,314           4,839,422
-------------------------------------------------------------------------------
Net increase in net assets from
  operations                                 $ 28,834,565        $ 15,690,734
-------------------------------------------------------------------------------
Distributions to shareholders (Note 1D) --
  From net investment income                 $(16,070,390)       $(12,162,914)
  In excess of net investment income             (106,072)           (180,838)
-------------------------------------------------------------------------------
Total distributions to shareholders          $(16,176,462)       $(12,343,752)
-------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest (Note 2) --
  Proceeds from sale of shares               $ 80,417,886        $ 45,698,870
  Net asset value of shares issued to
    shareholders in payment of
    distributions declared                      7,492,221           6,333,668
Cost of shares redeemed                       (36,889,924)        (17,949,773)
-------------------------------------------------------------------------------
Net increase in net assets from Trust
  share transactions                         $ 51,020,183        $ 34,082,765
-------------------------------------------------------------------------------
Net increase in net assets                   $ 63,678,286        $ 37,429,747
-------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------
At beginning of year                         $143,843,718        $106,413,971
-------------------------------------------------------------------------------
At end of year                               $207,522,004        $143,843,718
-------------------------------------------------------------------------------

Accumulated
distributions in excess of
net investment income
included in net assets
-------------------------------------------------------------------------------
At end of year                               $ (1,011,107)       $   (905,035)
-------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1997

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
-----------------------------------------------------------------------------------------------------------------------------------

Financial Highlights

                                                                                    Year Ended September 30,
                                                             ----------------------------------------------------------------------
                                                               1997            1996            1995            1994          1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $   8.12        $   7.92        $   7.90        $   8.40      $   8.33
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $   0.79        $   0.80        $   0.82        $   0.83      $   0.92
Net realized and unrealized gain (loss) on investments           0.57            0.21            0.02           (0.47)         0.07
-----------------------------------------------------------------------------------------------------------------------------------
Total income from operations                                 $   1.36        $   1.01        $   0.84        $   0.36      $   0.99
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $  (0.77)       $  (0.80)       $  (0.82)       $  (0.81)     $  (0.92)
In excess of net investment income                              (0.01)          (0.01)           --             (0.05)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.78)       $  (0.81)       $  (0.82)       $  (0.86)     $  (0.92)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                                 $   8.70        $   8.12        $   7.92        $   7.90      $   8.40
-----------------------------------------------------------------------------------------------------------------------------------

Total Return(1)                                                 17.68%          13.41%          11.25%           4.25%        12.59%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                      $207,522        $143,844        $106,414        $103,482      $ 95,123
Ratio of net expenses to average daily net assets                1.05%           1.07%           1.09%           1.04%         1.03%
Ratio of net investment income to average daily net assets       9.32%           9.96%          10.50%           9.75%        11.01%

Portfolio Turnover                                                105%             81%             84%             70%          102%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.


                       See notes to financial statements

Eaton Vance Income Fund of Boston as of September 30, 1997

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Income Fund of Boston (the Trust), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Investments listed on securities exchanges or NASDAQ are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date.

  C Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1997, the Trust, for federal income tax purposes, had a capital loss carryover of $14,514,179 which will reduce the Trust's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 1999 ($6,918,026), 2000 ($5,148,498), 2003 ($1,177) and 2004
  ($2,446,478).

  D Distributions to Shareholders -- The net investment income of the Trust is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Trust at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Trust or, at the election of the shareholder, in cash. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Gains and losses on securities sold are determined on the basis of identified cost.

  G Expense Reduction -- Investors Bank and Trust Company (IBT) serves as custodian to the Funds and of the Portfolio. Pursuant to the Custodian Agreement, IBT receives a fee reduced by the credits which are determined based on the average daily cash balance the Trust maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expenses in the Statement of Operations.

2 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                                      Year Ended September 30,
                                                      --------------------------
                                                       1997         1996
--------------------------------------------------------------------------------
Sales                                                  9,696,558    5,726,284
Issued to shareholders electing to receive payments
  of distributions in Trust shares                       901,943      793,091
Redemptions                                           (4,456,378)  (2,248,018)
--------------------------------------------------------------------------------
Net increase                                           6,142,123    4,271,357
--------------------------------------------------------------------------------

3 Purchases and Sales of Investments
  ------------------------------------------------------------------------------
  The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $221,587,355 and $174,141,060, respectively, for the year ended September 30, 1997.

4 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee, computed at a monthly rate of 5/96 of 1% (5/8 of 1% annually) of the Trust's average monthly net assets, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. Except as to Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Trust's principal underwriter, did not receive any of the sales charge on sales of Trust shares during the year ended September 30, 1997. Certain of the officers and Trustees of the Trust are officers and directors/trustees of the above organizations.

5 Service Plan
  ------------------------------------------------------------------------------
  The Trustees on behalf of the Trust have adopted a Service Plan (the Plan) designed to meet the requirements of the revised sales charge rule of The National Association of Securities Dealers Inc. The Service Plan provides that the Trust may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Trust's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Trust to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Trust's average daily net assets for any fiscal year which is attributable to shares of the Trust sold on or after May 22, 1989 by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. Pursuant to the Plan, the Trust made provisions of $211,643 under the Plan to the Principal Underwriter and Authorized Firms during the year ended September 30, 1997.

6 Line of Credit
  ------------------------------------------------------------------------------
  The Trust participates with other funds and portfolios managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. The Trust may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the banks' adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Trust did not have any significant borrowings or allocated fees during the year ended September 30, 1997.

7 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at September 30, 1997, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                               $189,370,993
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                $ 13,367,271
  Gross unrealized depreciation                                    (239,125)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                  $ 13,128,146
  ------------------------------------------------------------------------------

8 Restricted Securities
  ------------------------------------------------------------------------------
  At September 30, 1997, The Trust owned the following securities
  (representing 0.78% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                                                         Date of
Description                                                              Acquisition     Shares/Face      Cost            Fair Value
------------------------------------------------------------------------------------------------------------------------------------
Corporate Note
------------------------------------------------------------------------------------------------------------------------------------
Inflo Holdings Corp., Promissory Notes, 10%, 1/27/07                      9/13/96        1,100,000        $  773,226      $  990,000

Common Stocks, Warrants, and Rights
------------------------------------------------------------------------------------------------------------------------------------
American Telecasting, Inc., Wts                                           1/16/96            1,400        $   38,500      $       14
Australis Holdings, Ltd.                                                   4/3/97              459                 0               0
Australis Media Ltd., Wts                                                 5/26/95              900                 0               0
CS Wireless Systems, Inc., Common                                         1/14/97              198                 0               0
Esat Holdings, Ltd.                                                       1/24/97             --
                                                                          5/28/97              900           495,788          22,500
Gulf States Steel, Wts                                                    8/23/95              600                 0              30
Hyperian Communications,                                                  7/30/97-           1,000            22,500          22,500
  Inc., Exp. 4/15/01                                                       8/4/97
In Flight Phone Corp., Wts., Exp. 8/31/02                                11/28/95              400                 0               0
Microcell Telecommunication, Wts                                         10/29/96           14,600                 0         346,750
Microcell Telecommunication, Contingent Wts                              10/29/96           14,600                 0             146
Nextel Communications, Inc.                                               9/05/97            2,788            45,000          80,504
Nextel Communications Wts., Exp. 4/25/99                                  10/4/94            1,800                 0          20,700
SD Warren Co., Wts., Exp. 12/15/06                                        5/15/95           12,000                 0          63,000
Servam Corp., $2.00 Wts., Exp. 4/1/01                                    12/15/87            7,864                 0               0
Servam Corp., $4.50 Wts., Exp. 4/1/01                                    12/15/87            1,768                 0               0
Servam Corp., Common                                                     12/15/87              884                 0               0
Specialty Foods Acq. Corp., Common                                       8/10/93            12,000             8,722           3,000
Sterling Chemicals Holdings, Wts                                         10/11/96              800                 0          28,000
Thermadyne Holdings Corp., Common                                        5/17/94               777            18,900          23,310
United International Holdings, Inc., Wts., Exp. 11/15/99                 11/16/94            1,960            55,546          14,210
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          $1,458,182      $1,614,664
------------------------------------------------------------------------------------------------------------------------------------

Eaton Vance Income Fund of Boston as of September 30, 1997

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees and Shareholders
of Eaton Vance Income Fund of Boston:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Income Fund of Boston, including the portfolio of investments, as of September 30, 1997, and the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Income Fund of Boston at September 30, 1997, and the results of its operations, the changes in its net assets and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                              Coopers & Lybrand L.L.P.
                                              Boston, Massachusetts
                                              October 31, 1997

Eaton Vance Income Fund of Boston as of September 30, 1997

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Eaton Vance Income Fund of Boston

Officers                                  Independent Trustees
M. DOZIER GARDNER                         KENNETH C. KNIGHT
President and Trustee                     Consultant

HOOKER TALCOTT, JR.                       DONALD R. DWIGHT
Vice President and                        President, Dwight Partners, Inc.
Co-Portfolio Manager                      Chairman, Newspapers of New England, Inc.

MICHAEL W. WEILHEIMER                     ROBERT GLUCK
Vice President and                        Management Consultant
Co-Portfolio Manager

                                          SAMUEL L. HAYES, III
JAMES L. O'CONNOR                         Jacob H. Schiff Professor of Investment
Treasurer                                 Banking, Harvard University Graduate School of
                                          Business Administration

ALAN R. DYNNER
Secretary                                 NORTON H. REAMER
                                          President and Director, United Asset
                                          Management Corporation

                                          JOHN L. THORNDIKE
                                          Formerly Director, Fiduciary Company Incorporated

Investment Advisor of Eaton Vance
Income Fund of Boston
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02110

Transfer Agent
First Data Investor Services Group, Inc.
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Legal Counsel
Gordon Altman Butowsky Weitzen
Shalov & Wein
114 West 47th Street
New York, NY 10036

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109



Eaton Vance Income Fund of Boston
24 Federal Street
Boston, MA 02110




--------------------------------------------------------------------------------
    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                   T-IBSRC-11/97